                                                                    EXHIBIT 23.3



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



     We consent to the use of our reports dated September 12, 1998, with respect to the consolidated financial statement of IC Works, Inc., included in the Current Report on Form 8-K, of Cypress Semiconductor Corporation, dated February 12, 1999 and incorporated by reference in this Amendment No. 2 to the Registration Statement (Form S-3) and related Prospectus of Cypress Semiconductor Corporation.



                                            ERNST & YOUNG LLP



San Jose, California


February 16, 1999